Business Combinations	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Business Combinations

NOTE 4—BUSINESS COMBINATIONS

Space Monkey Acquisition

On August 25, 2014, the Company’s parent purchased Space Monkey, Inc. (“Space Monkey”), a distributed cloud storage technology solution company, then merged Space Monkey with a wholly-owned subsidiary of the Company. Pursuant to the terms of the merger the Company paid aggregate cash consideration of $15.0 million, of which $1.5 million was held in escrow for indemnification obligations and was settled during 2015. This strategic acquisition was made to support the growth and development of the Company’s smart home platform.

The following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the time of acquisition (in thousands):

Net assets acquired from Space Monkey	$404
Deferred tax liability	(1,106)
Intangible assets (See Note 8)	8,300
Goodwill	7,402

Total estimated fair value of the assets acquired and liabilities assumed	$15,000

During the year ended December 31, 2014, the Company incurred costs associated with the Space Monkey acquisition, which were not material, consisting of accounting, legal and professional fees and payments to employees directly associated with the acquisition. These costs are included in general and administrative expenses in the accompanying consolidated statements of operations. During the year ended December 31, 2016 and 2015, the Company did not incur any costs associated with the Space Monkey acquisition. The associated goodwill is deductible for income tax purposes.

Wildfire Acquisition

On January 31, 2014, a wholly-owned subsidiary of the Company completed the purchase of certain assets, and assumed certain liabilities, of Wildfire Broadband, LLC (“Wildfire”). Pursuant to the terms of the asset purchase agreement the Company paid aggregate cash consideration of $3.5 million, of which $0.4 million was held in escrow for indemnification obligations and was settled in early 2015. This strategic acquisition was made to provide the Company access to Wildfire’s existing customers, wireless internet infrastructure and know-how. The associated goodwill is deductible for income tax purposes.

The following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the time of acquisition (in thousands):

Net assets acquired from Wildfire	$96
Intangible assets (See Note 8)	2,900
Goodwill	504

Total cash consideration	$3,500

During the year ended December 31, 2014, the Company incurred costs associated with the Wildfire acquisition, which were not material, consisting of accounting, legal and professional fees and payments to employees directly associated with the acquisition. These costs are included in general and administrative expenses in the accompanying audited consolidated statements of operations. During the year ended December 31, 2015, the Company impaired all assets of the Wildfire acquisition as part of the Company’s wireless internet business restructuring (see Note 3). During the year ended December 31, 2016, the Company did not incur any costs associated with the Wildfire acquisition.